July 17, 2003

                         EMERGING LEADERS PORTFOLIO
                  (A SERIES OF DREYFUS INVESTMENT PORTFOLIOS)

                          SUPPLEMENT TO PROSPECTUS
                              DATED MAY 1, 2003

      Effective on or about November 1, 2003, the Portfolio's current investment policy to invest at least 80% of its assets in stocks of small companies will be modified so that, as of that date, the Portfolio, under normal circumstances, will invest at least 80% of its assets in stocks of companies that the Portfolio's investment adviser, The Dreyfus Corporation, believes to be emerging leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily will invest in companies with market capitalizations of less than $2 billion at the time of purchase.

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